                                                                  EXHIBIT 10(ac)


                              PREPAYMENT AGREEMENT

         This Prepayment Agreement (this "Agreement") is entered into as of the 30th day of October, 2001, by and between FINOVA MEZZANINE CAPITAL INC. ("Purchaser"), a Tennessee corporation formerly known as Sirrom Capital Corporation, and UNIVERSAL AUTOMOTIVE INDUSTRIES, INC. ("Company"), a Delaware corporation.

                                 R E C I T A L S

         WHEREAS, Purchaser is the holder of that certain Universal Automotive Industries, Inc. 12.25% Subordinated Debenture Due July 11, 2002 (the "Debenture") purchased pursuant to that certain Debenture Purchase Agreement dated July 11, 1997 (the "Purchase Agreement"); and

         WHEREAS, Purchaser has agreed to release certain indebtedness evidenced by the Debenture and amend the Debenture on the terms and conditions set forth herein.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1.       Definitions.

                  a. As used herein, "Claims" shall mean any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions or causes of action of every nature, character and description, without limitation in law, equity or otherwise, of any kind or character whatsoever, known or unknown, suspected or unsuspected, whether arising in contract or tort, or at law, in equity or pursuant to administrative rule or regulation, excepting only those obligations set forth in this Agreement.

                  b. As used herein, "Purchaser Parties" shall mean Purchaser, its participants, predecessors, successors and assigns and its present and previous agents, attorneys, representatives, shareholders, subsidiaries, affiliates, officers, directors, and each of them.

                  c. As used herein, "Settlement Payment" means the payment of $1,000,000.00 plus accrued interest to Purchaser by wire transfer.

                  d. As used herein, the "Stock" has the meaning assigned in
Section 5 hereof.

                  e. Capitalized terms not otherwise defined herein shall have the meanings assigned in the Purchase Agreement.

         2. Settlement Payment. Concurrently with the execution of this Agreement, Company shall pay the Settlement Payment to Purchaser, with such payment to be applied by the Purchaser to reduce the principal amount owed by the Company pursuant to the Debenture.

         3. Source of Settlement Payment. Company warrants and represents that
(a) the Settlement Payment is being made from the proceeds of newly issued equity and (b) certain proceeds thereof in an amount equal to or greater than the Settlement Payment were reserved pending (i) the closing of the transaction described herein, and the payment of the Settlement Payment; or (ii) termination of negotiations between Purchaser and Company.

         4. Amendment of Purchase Agreement and Debenture. Concurrently with the execution hereof, Purchaser and Company shall execute that First Amendment to Purchase Agreement (the "Purchase Agreement Amendment") in the form attached hereto as Exhibit A and that First Amendment to Universal Automotive Industries, Inc. 12.25% Subordinated Debenture Due July 11, 2002 in the form attached hereto as Exhibit B (the "Debenture Amendment"),

         5. Issuance of Shares. As further consideration for Purchaser's execution of this Agreement and reduction of indebtedness evidenced by the Debenture by the sum of $2,000,000.00 to the net amount set forth in Exhibit B, concurrently with the effectiveness of this Agreement, Company shall issue to Purchaser one hundred thousand (100,000) shares of the Series B Preferred Stock of Company (the "Stock"). With respect to the Stock, Company warrants, represents and Agrees as follows:

                  a. Attached hereto as Exhibit C is a true and complete capitalization table listing all equity and debt securities of Company (and all war-rants, options and any other right contingent or otherwise, to acquire debt or equity securities of Company) that will be outstanding after giving effect to the transactions described in this Agreement.

                  b. As delivered to Purchaser, the Stock is validly issued and fully paid and nonassessable. The Stock is subject to no restriction, encumbrance, option or other agreement except for the ordinary restrictions on conveyance of unregistered stock that arise under applicable securities laws.

                  c. Purchaser or any other party who may own all of the Stock shall be entitled to receive all financial statements and financial information that are currently required under the terms of the Purchase Agreement, and all such requirements are incorporated herein by this reference.

         6. Purchaser's Representations and Warranties. Purchaser represents and warrants that:

                  a. it is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933 (the "Securities Act"); and

                  b. it is purchasing the Stock for its own account for investment and not with a view to or for the resale, distribution (as the term "distribution" is used in Section 2(11) of the Securities Act), subdivision or fractionalization thereof.

         7. Release of Purchaser. Company does hereby release, acquit and forever discharge the Purchaser Parties from any and all Claims that Company had, or now has, against such parties, for or by reason of any matter, cause or thing whatsoever occurring on or prior to the date hereof. Company agrees not to commence, join in or prosecute any suit or other proceeding in a position which is adverse to any Purchaser Party arising directly or indirectly from any matter released herein. Company represents and warrants that Company has not purported to transfer, assign or otherwise convey any interest in any matter released herein to any other person or entity and that Company's execution hereof does not require the consent of or notice to any third party. Company agrees to indemnify, defend (with counsel satisfactory to Purchaser) and hold the Purchaser. Parties,-harmless against any and all loss, liability, claim or expense, including attorneys' fees, that the Purchaser Parties might incur as a result of any breach of this Agreement by Company or the assertion of any claim or defense by Company that should not have been raised by virtue of this Agreement.

                  8. Cancellation of Stock and Warrants by Purchaser. Purchaser represents and warrants that it currently owns 279,260 shares of Company's common stock" $.0l par value (the "Shares) and warrants to purchase a total of 1,125,000 shares of the Company's common stock, $.01 par value, at an exercise price set forth in such warrants (the "Warrants"), and that it owns no other securities issued by Company other than the Shares and Warrants. Purchaser further represents and warrants that (i) Purchaser has the full power and authority to deliver the Shares and the Warrants to the Company free and clear of all security interests, liens and encumbrances and (ii) no further release or consent from any other party is necessary with respect to such delivery. Additionally, Purchaser shall, following receipt of the Settlement Payment and the satisfaction of the other conditions to the initial effectiveness of this Agreement, surrender the Shares and Warrants to the Company for cancellation Bee and clear of all security interests, liens and encumbrances.

         9. Release of Indebtedness. Following receipt of the Settlement Payment and the satisfaction of the other conditions to the initial effectiveness of this Agreement, including the conversion of debt to equity as set forth in
Section 5 above, Company shall, with no further action of Purchaser necessary, be deemed released, acquitted and forever discharged from any and all liability with respect to $2,000,000.00 of the indebtedness of Company to Purchaser pursuant to the Debenture (the "Released Indebtedness"). The terms of the Debenture shall be amended to reflect such release pursuant to the Debenture Amendment. Notwithstanding anything contained herein to the contrary, if the Settlement Payment or any portion thereof is avoided as an avoidable transfer or set aside for any reason whatsoever, the release, agreements and covenants contained in this Section 8 shall be void ab initio and of no force and effect and the Released Indebtedness shall be immediately due and payable in full.

         10. Closing Expenses. Company shall pay to Purchaser all due diligence, legal and other expenses of Purchaser associated with this Agreement (Purchaser's expenses shall not exceed $10,000.00).

         11. Conditions to Purchaser's Obligations at Closing. Company shall deliver the following to Purchaser, fully executed by all parties and in form and substance acceptable to Purchaser, as conditions to the Release of Indebtedness pursuant to Section 9 hereof:

         a. This Agreement.

         b. The Purchase Agreement Amendment.

         c. The Debenture Amendment.

         d. Original stock certificate(s) evidencing the Stock.

         e. The Preferred Stock Agreement addressing certain registration and co-sale rights in favor of Purchaser with respect to the Stock.

         f. Closing Statement evidencing Company's approval and payment of the Settlement Payment and all other amounts due at closing hereunder.

         g. Evidence that Company has received $2,799,988.20 in new equity in the form of convertible preferred stock (in addition to the convertible preferred stock issued to Purchaser) and converted $562,983.04 of debt owed to parties other than Purchaser to equity in the form of common stock.

         h. Copies of Company's current financial statements and the most recent draft of

Company's business plan, including projections that include the effects of the transactions contemplated by this Agreement.

         i. Evidence of the waiver and/or cure of all defaults with respect to Company's indebtedness to LaSalle National Bank (the "Bank") and the Bank's approval of the transactions contemplated by this Agreement, the Purchase Agreement Amendment and the Debenture Amendment.

         j. Such other matters as Purchaser may reasonably require.

         12. Conditions to Company's Obligations at Closing. Purchaser shall deliver the Shares and Warrants to Company for cancellation as conditions to Company's paying of the Settlement Payment and issuing the Stock.

         13. Voluntary Agreement. The parties hereto are represented by legal counsel of their choice, have investigated fully their alternatives to the execution and performance of this Agreement, are fully aware of the terms contained in this Agreement and have voluntarily and without coercion or duress of any kind entered into this Agreement.

         14. Further Assurances. The parties hereto agree to execute and deliver, and to cause their respective counsel to execute and deliver, all such other instruments and documents, and to take all such other action as any party hereto may reasonably request from time to time without delay or the payment of further consideration, to effectuate the respective obligations provided for in this Agreement. The parties shall cooperate fully with each other and their respective counsel in connection with any actions required to be taken as part of their respective obligations under this Agreement.

         15. Recitals. The parties hereto warrant and represent that all the Recitals in this Agreement are true and correct in all respects.

         16. Time. Time is of the essence of this Agreement and each provision of this Agreement.

         17. Entire Agreement. This Agreement constitutes the entire Agreement and understanding of the parties hereto concerning the subject matter hereof and supersedes and replaces all prior negotiations, proposed agreements, and all understandings, inducements or conditions, express or implied, either written or oral, which are not contained herein concerning the subject matter of this Agreement.

         18. Binding Effect. This Agreement will inure to the benefit of and bind the respective heirs, personal representatives, successors and permitted assigns of the parties hereto.

         19. Severability. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby, except as expressly provided elsewhere herein. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is legal, valid and enforceable.

         20. Amendment. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change waiver, discharge or termination is sought.

         21. Expenses. In the event legal action is commenced to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover as an element of its costs of suit and not as damages, reasonable attorney's fees to be fixed by the court.

         22. Governing Law. This Agreement will be interpreted and construed under Me internal laws of the State of Tennessee, regardless of the domicile of any party.

         23. Consent to Jurisdiction. Purchaser and Company hereby irrevocably consent to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Purchaser may be a party and which concerns this Agreement. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Purchaser agrees to the contrary in writing.

         24. WAIVER OF JURY TRIAL. PURCHASER AND COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH REGARD TO ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, OF ANY TYPE OR NATURE WHATSOEVER ARISING UNDER OR CONCERNING THIS AGREEMENT.

         25. Counterpart Execution. This Agreement may be executed in counterparts and via facsimile, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract among the parties until such time as a counterpart of this document has been executed by each party to this Agreement

         26. Notices. Any communications concerning this Agreement or the transactions described shall be addressed as provided in the Purchase Agreement, except that any notices to Lender shall be addressed as follows:

         FINOVA Mezzanine Capital Inc.
         500 Church Street, Suite 200
         Nashville, Tennessee 37219
         Attention: Drew Smitherman
         Telecopy: 615-726-1208

         With a copy to:

         Boult, Cummings, Conners & Berry, PLC
         414 Union Street, Suite 1600
         Nashville, Tennessee 37219
         Attention: Roger G. Jones
         Telecopy: 615-252-6323

         27. Paragraph or other headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

            [The remainder of this page is intentionally left blank]

Dated as of the date stated above.

                                    PURCHASER:
                                    ---------

                                    FINOVA MEZZANINE CAPITAL, INC., a Tennessee corporation

                                    By: /s/ Myles A. MacDonald
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    COMPANY:

                                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., a
                                    Delaware corporation

                                    By: /s/ Yehuda Tzur
                                       -----------------------------------------
                                    Title: Chairman
                                          --------------------------------------

                                    EXHIBIT A

                          PURCHASE AGREEMENT AMENDMENT

                 FIRST AMENDMENT TO DEBENTURE PURCHASE AGREEMENT

         This FIRST AMENDMENT TO DEBENTURE PURCHASE AGREEMENT (this "Amendment") is entered into as of the 30th day of October 2001, by and between UNIVERSAL AUTOMOTIVE INDUSTRIES, INC. ("Company"), a Delaware corporation, and FINOVA MEZZANINE CAPITAL INC. ("Purchaser"), a Tennessee corporation formerly known as Sirrom Capital Corporation.

                                    RECITALS:

         WHEREAS, Purchaser is the holder of that certain Universal Automotive Industries, Inc. 12.25% Subordinated Debenture Due July 11, 2002 (the "Debenture") issued by Company and purchased by Purchaser pursuant to that certain Debenture Purchase Agreement dated July 11, 1997 (the "Purchase Agreement"); and

         WHEREAS, Purchaser and Company wish to amend the Purchase Agreement pursuant to the terms and conditions hereof;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. Amendment of Purchase Agreement. Pursuant to the certain First Amendment to Universal Automotive Industries, Inc. 12.25% Subordinated Debenture Due July 11, 2002 dated of even date herewith (the "Debenture Amendment"), Purchaser and Company amended certain terms of the Debenture. As used in the Purchase Agreement, the term "Debentures" is hereby amended to mean the Debenture, as amended by the Debenture Amendment. Additionally, the Purchase Agreement is hereby amended such that the terms and conditions of the Debenture, as amended by the Debenture Amendment, shall supercede any inconsistent terms in the Purchase Agreement.

         2. Amendment of Purchase Agreement. Pursuant to the Prepayment Agreement of even date herewith by and between Purchaser and Company, Purchaser has agreed to surrender the Initial Warrant and all Additional Warrants (each as defined in the Purchase Agreement and/or all shares of common stock of the Company received by Purchaser from the exercise of the Initial Warrant or any Additional Warrants (the Additional Warrant to be issued to Purchaser in August, 2001, has yet to be delivered by the Company). The Purchase Agreement is hereby amended to reflect the cancellation of all warrants issued pursuant to Sections
1.2 and 1.3 thereof.

         3. Amendment of Purchase Agreement. The following shall be added as an additional Event of Default to Section 9.1 of the Purchase Agreement:

                  (1) The failure by the Company on or before Friday, November 2, 2001, to amend its Articles of Incorporation to (i) increase the Company's authorized common stock, $0.01 par value from 15,000,000 to 30,000,000 shares and (ii) increase the Company's authorized blank check preferred stock, $0.01 par value from 1,000,000 to 2,000,000 shares.

         4. Company's Affirmation. Company acknowledges, warrants and represents that (i) pursuant to the Debenture, the Purchase Agreement and all other documents executed or delivered in connection therewith (the Debenture, Purchase Agreement and such other documents being collectively referred to herein as the "Purchase Documents"), Company's obligation to repay the Debenture is absolute and unconditional, and there exists no right of deduction, setoff, recoupment, counterclaim or defense of any nature whatsoever to payment of the Debenture that has not been released herein; (ii) the Purchase Documents are valid and enforceable in accordance with their terms; and (iii) all of the representations made in Section 2 of the Purchase Agreement are true and correct as of the date hereof, except as modified or supplemented by Schedule A attached hereto and incorporated herein by this reference.

         5. Valid Consideration; Binding Agreement. Company warrants, represents and acknowledges that this Amendment has been executed and delivered by Company for adequate consideration and value under all applicable laws; and that this Amendment is valid, binding and enforceable in accordance with its terms.

         6. Notices. Any communications concerning this Amendment or the credit described herein shall be addressed as provided in the Purchase Agreement, except that Purchaser's addresses for notices shall be revised as follows:

The address of Purchaser is:        FINOVA Mezzanine Capital Inc.
                                    500 Church Street, Suite 200
                                    Nashville, Tennessee 3 1 7219
                                    Attention: Andrew Smitherman
                                    Telecopy: 615/242-0842

with a copy to:                     Boult, Cummings, Conners & Berry, PLC
                                    414 Union Street, Suite 1600
                                    Nashville, TN 37219
                                    Attention: Roger G. Jones
                                    Telecopier: 615/252-6323

         7. Construction of Amendment. EXCEPT AS EXPRESSLY PROVIDED HEREIN OR IN THE DEBENTURE AMENDMENT, THE DEBENTURE, PURCHASE AGREEMENT AND OTHER PURCHASE DOCUMENTS SHALL REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THEIR RESPECTIVE TERMS, AND THIS AMENDMENT SHALL NOT BE CONSTRUED TO (i) WAIVE OR IMPAIR ANY RIGHTS, POWERS, OR REMEDIES OF PURCHASER THEREUNDER OR (ii) REQUIRE PURCHASER TO GRANT ADDITIONAL WAIVERS, CONSENTS OR CONCESSIONS WITH RESPECT THERETO.

         8. Voluntary Agreement. Company represents and warrants that Company is represented by legal counsel of its choice; has investigated fully its alternatives to the execution and performance of this Amendment; has had ample time to review this Amendment and consult with Company's counsel; is fully aware of the terms contained in this Amendment; and has knowingly, voluntarily and without coercion or duress of any kind entered into this Amendment and the documents executed in connection with this Amendment.

         9. No Reliance on Purchaser's Analysis. Company acknowledges, warrants and represents that, in connection with its business a0vides and As execution of this Amendment, Company has not relied upon any financial projection, budget, assessment or other analysis by Purchaser or upon any representation by Purchaser as to the risks, benefits or prospects of Company's business activities or present or future capital needs incidental thereto, all such considerations having been examined fully and independently by Company.

         10. CONSENT TO JURISDICTION: VENUE. COMPANY HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE AND OF ALL TENNESSEE STATE COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE, FOR THE PURPOSE OF ANY LITIGATION TO WHICH PURCHASER MAY BE A PARTY AND WHICH ARISES FROM OR RELATES TO THIS AMENDMENT OR THE PURCHASE DOCUMENTS. IT IS FURTHER AGREED THAT VENUE FOR ANY SUCH ACTION SHALL LIE EXCLUSIVELY WITH COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE, UNLESS PURCHASER AGREES TO THE CONTRARY IN WRITING.

         11. Not Partners, No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Purchaser a partner of Company for any purpose. This Amendment has been executed for the sole benefit of Purchaser and Company and there are no third party beneficiaries hereof.

         12. Indulgence Not Waiver. Purchaser's indulgence in any other departure from the terms of this Amendment shall not prejudice Purchaser's right to demand strict compliance with this Amendment.

         13. Amendment and Waiver in Writing. No provision of this Amendment can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

         14. Expenses. Company agrees to pay any and all costs and expenses (including, without limitation, reasonable attorneys' fees and litigation expenses) incurred by Purchaser and arising out of or relating to any breach of any covenant or agreement or the material incorrectness or inaccuracy of any representation and warranty of Company contained in this Amendment or any document delivered to Purchaser by Company pursuant to the terms of this Amendment.

         15. Assignment. This Amendment shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Company and Purchaser, except that Company may not assign any rights or delegate any obligations arising hereunder without the prior written consent of Purchaser. Any attempted assignment or delegation without the required prior consent shall be void.

         16. Entire Agreement. This Amendment and the other written agreements between Company and Purchaser represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged therein.

         17. Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

         18. Counterpart Execution. This Amendment may be executed in counterparts via facsimile, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party to this Amendment.

         19. Applicable Law. The validity, construction and enforcement of this Amendment shall be determined according to the substantive laws of Illinois without regard to conflicts principles.

         20. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

         21. Captions Not Controlling. Captions and headings have been included in this Amendment for the convenience of the parties, and shall not be construed as affecting the content of the respective sections.

         22. Waiver of Jury Trial. COMPANY AND PURCHASER HEREBY KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH REGARD TO ANY ACTION, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, OF ANY TYPE OR NATURE WHATSOEVER ARISING UNDER OR CONCERNING THIS AMENDMENT OR THE PURCHASE DOCUMENTS.

Executed as of the date first written above

                                  FINOVA MEZZANINE CAPITAL, INC., a Tennessee corporation

                                  By:_______________________________________
                                  Title:____________________________________


                                  UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., a
                                  Delaware corporation

                                  By: ______________________________________
                                  Title:____________________________________

                                    EXHIBIT B

                               DEBENTURE AMENDMENT

         FIRST AMENDMENT TO UNIVERSAL AUTOMOTIVE INDUSTRIES, INC. 12.25%
                    SUBORDINATED DEBENTURE DUE JULY 11, 2002

         This First Amendment to Universal Automotive Industries, Inc. 12.25% Subordinated Debenture Due July 11, 2002 (this "Amendment") is made and entered into as of the 30th day of October, 2001, by and between UNIVERSAL AUTOMOTIVE INDUSTRIES, INC. ("Company"), a Delaware corporation, and FINOVA MEZZANINE CAPITAL INC, ("Purchaser"), a Tennessee corporation formerly known as Sirrom Capital Corporation.

                                   WITNESSETH:

         WHEREAS, Purchaser is the holder of that certain Universal Automotive Industries, Inc. 12.25% Subordinated Debenture Due July 11, 2002 (the "Debenture") issued by Company and purchased by Purchaser pursuant to that certain Debenture Purchase Agreement dated July 11, 1997 (the "Purchase Agreement"); and

         WHEREAS, Purchaser and Company wish to amend the Debenture pursuant to the terms and conditions hereof;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. Amendment of Debenture. The Debenture is hereby amended to reduce the principal amount thereof from $4,500,000.00 to $1,500,000.00.

         2. Amendment of Debenture. The Debenture is hereby amended by deleting the third (3rd) full paragraph thereof in its entirety and substituting therefor the following:

         Interest shall accrue on the outstanding principal balance of this Debenture at the rate of seven percent (7%) per annum. Five (5) payments of principal in the amount of $100,000.00 each shall be payable hereunder with the first such payment due on the date which is forty-five (45) days from the date hereof and one payment due every forty-five (45) days thereafter. Additionally, interest only on the outstanding principal balance hereof shall be due and payable quarterly, in arrears, with the first installment being payable on the first (1st) day of January, 2002, and subsequent installments being payable on the first (1st) day of each succeeding calendar quarter thereafter. The entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full on July 11, 2005.

         3. Full Force and Effect. As amended hereby, the Debenture remains in full force and effect, and all agreements among the parties with respect to the subject hereof are represented fully in this Amendment and the other written documents among the parties.

         4. Governing Law. This Amendment shall be governed by the terms and conditions of the Debenture and the Purchase Agreement as to choice of law, dispute resolution procedures and all other respects.

         5. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original hereof.

Executed as of the date stated above.

                                   PURCHASER:

                                   FINOVA MEZZANINE CAPITAL, INC., a Tennessee corporation

                                   By:______________________________________
                                   Title:___________________________________


                                   COMPANY:

                                   UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., a
                                   Delaware corporation

                                   By: _____________________________________
                                   Title:___________________________________

                                    Exhibit C

                      Universal Automotive Industries, Inc.
          Capitalization Table and Computation of Fully-Diluted Shares
                                 August 31, 2001

                              CAPITALIZATION TABLE

CURRENT LIABILITIES
         Accounts payable, trade                                                                        $12,996,992
         Revolving loan indebtedness                                                                     20,219,948
         Subordinated debenture                                                                           4,460,625
         Long-term indebtedness, current portion                                                            697,220
         Accrued expenses and other current liabilities                                                   3,526,887
         Net current liabilities of discontinued operations                                                 117,877
         Estimated loss on disposal of discontinued operation                                               860,161
                                                                                                            -------
                                                                                                        $42,879,710

LONG-TERM LIABILITIES
         Long-term indebtedness, non-current portion                                                       $383,425
         Deferred income taxes                                                                              210,617
                                                                                                            -------


MINORITY INTEREST IN SUBSIDIARY                                                                            $100,000
                                                                                                           --------

REDEEMABLE "PREFERRED STOCK, SERIES A                                                                    $2,800,000
                                                                                                         ----------

STOCKHOLDERS' EQUITY
         Common stock                                                                                        77,940
         Additional paid-in capital                                                                       9,623,643
         Retained debt                                                                                 (7,786,912)
         Accumulated other comprehensive losses                                                           (947,289)
                                                                                                          ---------
                                                                                                            967,382

TOTAL CAPITALIZATION                                                                                    $47,741,134
                                                                                                        ===========

                       COMPUTATION OF FULLY DILUTED SHARES
                                August 31, 2001

                                                                                        Exercise Price
                                                                                        --------------
Issued and outstanding common stock, $.01 par value           7,844,059                 N/A

Issued and outstanding Series A Preferred Stock (1)           2,014,380                 N/A

WARRANTS:

First Company Warrant (2)                                       800,000                 $2.00
Second Company Warrant (2)                                      800,000                 Greater of $2.00 or
                                                                                        90% of rolling
                                                                                        average share price

Default Warrant (2)(3)                                        2,500,000                 Greater of 150% of
                                                                                        book value or
                                                                                        600% of EBITDA
IPO warrants (4)                                              1,482,000                 $2.25

FINOVA Warrants (5)                                           1,125,000                 $1.12 to $1.58

Other Warrants                                                  575,000                 $1.38 to $2.75

Warrants of former noteholders                                   37,000                 $2.25 to $5.00

Schneider Securities                                            100,000                 $2.00

Schneider Securities                                            100,000                 $2.50
                                                              ---------

Total Warrants                                                 7,195,000
                                                              ----------

Stock options                                                    590,850                $1.00 to $5.00
                                                              ----------

Fully diluted shares                                          17,968,289
                                                              ==========

-------------------

(1) 201,438 shares, currently convertible at a rate of ten shares common to one share preferred.

(2) Issued to Venture Equities Management, Inc. ("VEMI") in connection with issuance of Series A Preferred Stock.

(3) Issuable upon occurrence of designated events of default under Purchase Agreement dated as of August 28,2001 by and between Company and VEMI.

(4) Redeemable common stock purchase warrants originally issued in December, 1994. Each warrant originally entitled holder to purchase a share of Company's common stock at a price of $7.00 per share subject to certain adjustments, at any time until December 15, 1999. Company subsequently reduced the exercise price to $2.25 and extended the expiration date to December 31, 2001.

(5)      Warrants issued to FINOVA in connection with Purchase Agreement.